Summary prospectus

Delaware VIP Global Value Equity — Class II

(formerly, Delaware Ivy VIP Global Equity Income)

May 1, 2023

Before you invest, you may want to review the Portfolio's statutory prospectus (and any supplements thereto), which contains more information about the Portfolio and its risks. You can find the Portfolio's statutory prospectus and other information about the Portfolio, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/vip-literature. You can also get this information at no cost by calling 800 523-1918. The Portfolio's statutory prospectus and statement of additional information, both dated May 1, 2023 (and any supplements thereto), are incorporated by reference into this summary prospectus.

What is the Portfolio's investment objective?

Delaware VIP Global Value Equity seeks to provide total return through a combination of current income and capital appreciation.

What are the Portfolio’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.70%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.12%
Total annual portfolio operating expenses	1.07%
Fee waivers and expense reimbursements	(0.03%)[1]
Total annual portfolio operating expenses after fee waivers and expense reimbursements	1.04%

[1]

The Portfolio's investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding 0.79% of the Portfolio’s average daily net assets from May 1, 2023 through April 30, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$106
3 years	$337
5 years	$587
10 years	$1,303

Summary prospectus

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 47% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware VIP Global Value Equity seeks to achieve its objective by investing in equity securities that are issued by companies of any size located largely in developed markets around the world that Delaware Management Company (Manager) believes will be able to generate a reasonable level of current income for investors given current market conditions, and that demonstrate favorable prospects for total return. The Portfolio focuses on companies that the Manager believes have the ability to maintain and/or grow their dividends while providing capital appreciation over the long term. The Portfolio is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities. Although the Portfolio invests primarily in large-capitalization companies, it may invest in companies of any size. Under normal circumstances, the Portfolio invests at least 40% (or, if the Manager deems it warranted by market conditions, at least 30%) of its total assets in securities of non-US issuers. The Portfolio may invest in US and non-US issuers, including issuers located in emerging market countries, and may invest up to 100% of its total assets in foreign securities. The Portfolio will focus its investments in the consumer staples industry. The consumer staples industry consists of companies that are involved in areas such as the production, manufacture, distribution, or sale of, consumer goods and services that have non-cyclical characteristics, such as food and beverage, household goods, personal products, and non-discretionary retail.

In selecting securities for the Portfolio, the Manager uses a company-specific stock selection process. The Manager seeks to identify higher-quality companies that it believes are reasonably valued, have a strong likelihood of maintaining and/or growing their dividends, and have a relatively stable to improving fundamental outlook, relative to market expectations.

The investment process is bottom-up, research-driven. The aim is to produce attractive risk-adjusted long-term returns by investing in understandable, quality businesses with mispriced earnings power. Understandable and quality businesses are reasonably straightforward and void of excessive complexity, excessive debt, and relative margin instability. Mispricings occur when shorter-term market fluctuations lead to a discount between a stock’s price and its fair value. Fair value is derived from such factors as the long-term sales and future earnings potential of a business. Stock selection rests on an assessment of each company and its risk-return profile. Research is centered on understanding the nature and sustainability of how the company creates value, including the associated risks. Businesses identified as attractive are likely to display one or more of these favorable characteristics: solid earnings power and free cash flow generation, sustainable business models and competitive advantages, the ability to reinvest at rates above the cost of capital, flexibility to restructure inefficiencies, potential to benefit from consolidation within their industries, and the ability to gain market share from competitors. An estimate for long-term earnings power is derived in order to calculate the fair value of a company. To compensate for unpredictable risks, the team aims to invest in companies that can be bought within an adequate safety margin to the estimated fair value. The portfolio managers strive to purchase stocks at a discount to what they deem to be fair value. The discount effectively provides a cushion to absorb potential stock price depreciation due to such factors as unexpected negative shifts in currency values and/or economic instability. Screening is a method used for idea generation. A typical screen may exclude stocks under a certain market cap and then further applying numerous valuation, quality, and growth metrics hurdles that would effectively reduce the universe further. Survivors would become candidates for fundamental research whereas in-depth analysis occurs to ultimately determine the attractiveness of a stock for potential portfolio admission.

The Manager may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Portfolio's share price may not rise as much as the share prices of portfolios that focus on smaller-capitalization companies.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as consumer staples) will decline because of changing expectations for the performance of that industry or sector.

Consumer staples sector risk — Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, world events, government regulation, environmental factors, consumer confidence, consumer spending, marketing, competition, demographics and consumer preferences, product trends, and production spending. Companies in this sector are also affected by natural and man-made disasters and political, social, or labor unrest that affect production and distribution of consumer staple products.

Concentration risk — The risk that a concentration in a particular industry will cause a portfolio to be more exposed to developments affecting that single industry or industry group than a more broadly diversified portfolio would be. A portfolio could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Nondiversification risk — A nondiversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified portfolio may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a portfolio's value and total return because the portfolio may hold larger positions in fewer securities than other portfolios. In addition, a portfolio that holds a limited number of securities may be more volatile than those portfolios that hold a greater number of securities.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Summary prospectus

How has Delaware VIP Global Value Equity performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/vip-performance.

Effective April 30, 2018, the name of the Portfolio changed from Ivy VIP Dividend Opportunities to Ivy VIP Global Equity Income, and the Portfolio changed its investment objective from seeking to provide total return to seeking to provide total return through a combination of current income and capital appreciation. The Portfolio also changed its investment strategy to invest primarily in equity securities that are issued by companies of any size located largely in developed markets around the world. The Portfolio’s performance prior to April 30, 2018 reflects the Portfolio’s former strategy; its performance may have differed if the Portfolio’s current strategy had been in place.

Effective November 15, 2021, the Portfolio changed its investment strategy. Performance prior to November 15, 2021 reflects the Portfolio's former strategy; its performance may have differed if the Portfolio's current strategy had been in place. Effective August 1, 2022, the name of the Portfolio changed from Delaware Ivy VIP Global Equity Income to Delaware VIP Global Value Equity, and the Portfolio changed its investment strategy, diversification status and fundamental investment restriction related to industry concentration. Performance prior to August 1, 2022 reflects the Portfolio's former investment strategy; its performance may have differed if the Portfolio's current strategy had been in place.

Performance reflects all Portfolio expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 16.66% for the quarter ended December 31, 2022, and its lowest quarterly return was -24.82% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years
Class II	-11.32%	3.08%	7.21%
MSCI World Index (net) (reflects no deduction for fees or expenses)	-18.14%	6.14%	8.85%

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Jens Hansen	Managing Director, Chief Investment Officer — Global Equity Team	November 2021
Klaus Petersen, CFA	Managing Director, Senior Portfolio Manager	November 2021

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Claus Juul	Vice President, Portfolio Manager	November 2021
Åsa Annerstedt	Vice President, Portfolio Manager	November 2021
Allan Saustrup Jensen, CFA, CAIA®	Vice President, Portfolio Manager	November 2021
Christopher Gowlland, CFA	Senior Vice President, Head of Equity Quantitative Research	November 2021

Sub-advisor

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Portfolio shares

Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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VIPSUM-GLEQ 4/23